                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-04760

                              SCUDDER ADVISOR FUNDS
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder PreservationPlus Income Fund

Annual Report to Shareholders

September 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder PreservationPlus
Income Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

PreservationPlus Income Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2003

Average Annual Total Returns* (Unadjusted for sales charge)
Scudder PreservationPlus Income Fund	1-Year	3-Year	Life of Fund**
Investment Class***	4.13%	5.28%	5.66%
Class A(a)	3.87%	5.02%	5.39%
Class C(a)	3.09%	4.23%	4.59%
Lehman 1-3 Year US Government/Credit Index+	3.81%	6.76%	6.14%
iMoneyNet First-Tier Retail Money Funds Average++	.61%	2.19%	3.27%
Wrapped Lehman Intermediate Aggregate Bond Index++	5.65%	6.02%	6.15%

Sources: Lipper Inc., Deutsche Asset Management, Inc., Aegon N.V. and iMoneyNet

Net Asset Value and Distribution Information
	Class A	Class C	Investment Class
Net Asset Value: 9/30/03	$ 10.00	$ 10.00	$ 10.00
11/29/02, 2/3/03 (commencement of Class A and Class C shares, respectively) and 9/30/02	$ 10.00	$ 10.00	$ 10.00
Distribution Information: Income Dividends	$ .31	$ .19	$ .41
Capital Gains Distributions++++	$ .04	$ -	$ .04
September Income Dividend	$ .0289	$ .0228	$ .0308

++++ The Fund declared a capital gain distribution of $.04 per share and a corresponding reverse stock split of .996 per share.
Investment Class Lipper Rankings* - Intermediate Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	346	of	411	84
3-Year	294	of	301	98

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment* (Adjusted for sales charge)

[] Scudder PreservationPlus Income Fund - Investment Class***

[] Scudder PreservationPlus Income Fund - Class A(b)(c)

[] Lehman 1-3 Year US Government/Credit Index+
[] iMoneyNet First-Tier Retail Money Funds Average++
[] Wrapped Lehman Intermediate Aggregate Bond Index++

Comparative Results* (Adjusted for sales charge)
Scudder PreservationPlus Income Fund		1-Year	3-Year	Life of Fund**
Investment Class***	Growth of $10,000	$10,413	$11,668	$13,001
	Average annual total return	4.13%	5.28%	5.66%
Class A(c)	Growth of $10,000	$10,102	$11,263	$12,493
	Average annual total return	1.02%	4.05%	4.77%
Class C(c)	Growth of $10,000	$10,206	$11,210	$12,264
	Average annual total return	2.06%	3.88%	4.37%
Lehman 1-3 Year US Government/Credit Index+	Growth of $10,000	$10,381	$12,167	$13,223
	Average annual total return	3.81%	6.76%	6.14%
iMoneyNet First-Tier Retail Money Funds Average++	Growth of $10,000	$10,061	$10,647	$11,626
	Average annual total return	.61%	2.19%	3.27%
Wrapped Lehman Intermediate Aggregate Bond Index++	Growth of $10,000	$10,565	$11,916	$13,227
	Average annual total return	5.65%	6.02%	6.15%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on December 23, 1998. Index returns begin December 31, 1998.
*** Investment Class shares are not subject to sales charges.
a Returns shown for Class A and C shares for the periods prior to their inception on November 29, 2002 for Class A and February 3, 2003 for Class C are derived from the historical performance of the Investment Class shares of the Scudder PreservationPlus Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
c Returns shown for Class A and C shares for the periods prior to their inception on November 29, 2002 for Class A and February 3, 2003 for Class C are derived from the historical performance of the Investment Class shares of the Scudder PreservationPlus Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 2.75%. Returns for Class C shares reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a contingent deferred sales charge ("CDSC") of 1%. Any difference in expenses will affect performance.
+ Lehman 1-3 Year US Government/Credit Index, our primary benchmark, is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.
++ iMoneyNet-First Tier Retail Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and includes retail money market funds containing securities rated in the highest short-term rating category by two or more nationally recognized ratings organizations.
++ Wrapped Lehman Intermediate Aggregate Bond Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Bond Index, an unmanaged index representing domestic taxable investment grade bonds with index components for government, corporate, mortgage pass-through and asset-backed securities with average maturities and durations in the intermediate range, and a book value wrapper agreement with an assumed expense level of 0.20%. This benchmark more closely reflects the market sector in which the Fund invests.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Performance excludes 2% maximum redemption fee, which may apply in certain limited circumstances. Any redemption fees that have been retained by the Fund are reflected.

The Fund seeks to maintain a constant $10.00 per share net asset value. The Fund is not a money market fund, and there can be no assurance that the Fund will be able to maintain a stable net asset value per share. The Fund holds fixed income securities, money market instruments, futures, options and other instruments and enters into Wrapper Agreements with insurance companies, banks and other financial institutions. These Wrapper Agreements are intended to stabilize the net asset value per share. Please see the prospectus for more information on these Wrapper Agreements.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder PreservationPlus Income Fund:
A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for PreservationPlus Income Portfolio in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Eric Kirsch, CFA

Managing Director of Deutsche Asset Management.

• Portfolio Manager of the portfolio since its inception.

• Joined Deutsche Asset Management in 1980.

• Head of North America Fixed Income.

John D. Axtell

Managing Director of Deutsche Asset Management.

• Portfolio Manager overseeing the Wrapper Agreements in the portfolio since its inception.

• Joined Deutsche Asset Management in 1990.

• Head of the Stable Value Management Group.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management.

• Head of DeAM, Inc. New York Fixed Income Enhanced Strategies and Mutual Funds.

• Joined Deutsche Asset Management in 1996.

Robert Wang

Managing Director of Deutsche Asset Management.

• Portfolio Manager for Global and Tactical Asset Allocation Portfolios.

• Joined Deutsche Asset Management in 1995.

Scudder PreservationPlus Income Fund was the first SEC registered mutual fund specifically designed as an investment alternative for individuals with IRAs previously invested in bond funds, money market funds, savings accounts and CDs, as well as rollovers from retirement programs invested in traditional GIC commingled funds and other stable value products.1 It is worth noting that until this fund was introduced in December 1998, the principal alternative retirement plan rollovers had for their conservative, stable value assets was money market funds. Scudder PreservationPlus Income Fund seeks to provide a high level of current income while maintaining a stable value per share. The fund is offered to Traditional IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension IRAs (SEP IRAs), Savings Incentive Match Plan for Employees (SIMPLE IRAs), and Keogh plans.

1 Source: Financial Planning, 12/98. Unlike CDs and bank savings accounts, shares of the fund are not deposits or obligations of, or guaranteed by, any bank and the shares are not federally insured or guaranteed by the US government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. In addition, unlike the fund, CDs and bank savings accounts generally offer a fixed rate of return.

The staff of the Securities and Exchange Commission has inquired as to the valuation methodology for Wrapper Agreements utilized by "stable value" mutual funds including Scudder PreservationPlus Income Fund. In the event that the commissioners of the Securities and Exchange Commission determine that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, and that wrapper contracts should be valued based on their probable cash flows, the fair value of the Wrapper Agreements would be different and may result in an increase or decrease to the net asset value of the Scudder PreservationPlus Income Fund (see Note G on page 29 in the fund's Notes to Financial Statements).

In the following interview, New York-based Portfolio Managers John Axtell, Eric Kirsch, Sean McCaffrey, and Robert Wang discuss the fund's strategy and the market environment during the 12-month period ended September 30, 2003.

Q: How did Scudder PreservationPlus Income Fund perform during its fiscal year?

A: Scudder PreservationPlus Income Fund Investment Class shares produced a total return of 4.13% for the 12 months ended September 30, 2003. The Lehman 1-3 Year US Government/Credit Index produced a total return of 3.81% for the same annual period. (See pages 3 through 4 for performance of other share classes.)

The fund maintained a stable share price each day during the period. The fund also produced strong returns relative to other measures of conservative investments, such as the iMoneyNet First Tier Retail Money Markets Fund Average, which showed average returns of just 0.61% for the 12 months ended September 30, 2003.

As of September 30, 2003, Morningstar(R) rated Scudder PreservationPlus Income Fund Investment Class the highest Overall Morningstar Rating™ (five stars) among 66 ultrashort bond funds, and five stars for the three-year period among 66 ultrashort bond funds based on risk-adjusted performance.2 The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its applicable 3-, 5- and 10-year Morningstar Rating metrics.

2 Source: Morningstar, Inc. The rating above and the following ratings are for Class INV shares, the fund's oldest share class; Class A share ratings are not yet available. Class INV share ratings do not reflect adjustments for higher operating expenses and sales charges and might have been less favorable if they did. The fund's Class INV shares were rated 5 stars for the 3-year period ending 9/30/03 against 66 US-domiciled funds in the Ultrashort Bond category. Past performance is not indicative of future results. The fund was rated exclusively against US-domiciled funds. Ratings are for the Investment Class only. Other classes may vary.
© 2003 Morningstar, Inc. All rights reserved. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this rating. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating based on a Morningstar risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The fund was primarily diversified across the major sectors of the investment grade fixed income market. As of September 30, 2003, the portfolio was allocated 27.9% to corporate bonds, 40.8% to mortgage-backed securities, 15.9% to asset-backed securities, 12.7% to US Treasuries and agencies and 2.7% to cash equivalents and other investments, including futures contracts and Wrapper Agreements. Within its corporate bond allocation, 7.7% was allocated to the US high yield (junk bond) sector. This positioning successfully enabled the fund to benefit from the broad tightening of yield spreads over US Treasuries when high yield spreads were near historically wide levels. The fund continued to obtain its exposure to the high yield sector by investing in Scudder High Income Plus Fund. This means of investment enabled the fund to have exposure to a more well diversified portfolio of high yield securities, and therefore one with less individual issue risk, than the fund could gain by investing directly in high yield securities.

This allocation of fixed income securities was intentionally weighted towards the corporate, asset-backed and mortgage sectors, as these sectors have historically offered higher yields than US government securities. The fund employed its Global Asset Allocation (GAA) overlay strategy, which evaluates bond, cash, and currency opportunities across domestic and international markets. The Wrapper Agreements are intended to stabilize the fund's net asset value (NAV) per share.

Q: Could you provide us with more details about these Wrapper Agreements?

A: Scudder PreservationPlus Income Fund was the first SEC registered mutual fund for IRA investors to make use of Wrapper Agreements to seek to maintain principal stability. To date, we have negotiated seven Wrapper Agreements, each of which covers a portion of the fixed income securities and GAA strategy in the portfolio. Generally speaking, Wrapper Agreements are issued by insurance companies, banks and other financial institutions. The Wrapper Agreements held by the portfolio as of September 30, 2003 are issued by Bank of America, NA, Transamerica Life Insurance & Annuity Co., JP Morgan Chase Bank, CDC Financial Products, Inc., Security Life of Denver Insurance Company, Prudential Insurance Company of America and Royal Bank of Canada. It should be noted that there are some risks associated with Wrapper Agreements, which are described in detail in the fund's prospectus.

The fund has maintained a high average quality portfolio. Using Standard & Poor's ratings, the average credit quality of investments in the fund was AA+ at the end of the annual period, and the average credit quality of the issuers of the Wrapper Agreements was AA on September 30, 2003.3 The fund's average duration at the end of the annual period stood at 3.36 years.

3 Ratings are subject to change and do not remove market risk.

Q: Did the fixed income environment support the fund's positive performance?

A: Overall, the US fixed income markets performed well during the annual period. For the 12 months ended September 30, 2003, the Lehman Brothers Aggregate Bond Index4 produced a total return of 5.41%. Commercial mortgage-backed securities returned 6.00% on a total return basis. US credits had a total return of 10.47%, as corporate bonds generally performed strongly, reversing their trend from 2002. US credits, formerly known as the corporate sector, account for approximately 27% of the Lehman Brothers Aggregate Bond Index. Within the Lehman Brothers Aggregate Bond Index, lower-rated credits outperformed higher-rated credits. The Lehman Aaa Index5 returned 3.66% for the 12-month period, while the Lehman Baa Index6 returned 15.41% for the same time frame.

4 The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of all distributions and do not reflect any fees or expenses. It is not possible to invest directly into an index.
5 The Lehman Aaa Index is the Aaa component of the Lehman US Credit Index, which is, in turn, a component of the Lehman US Government/Credit Index, and, in turn, of the Lehman US Aggregate Index. The Lehman Aaa Index measures Aaa-rated publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly into an index.
6 The Lehman Baa Index is the Baa component of the Lehman US Credit Index, which is, in turn, a component of the Lehman US Government/Credit Index, and, in turn, of the Lehman US Aggregate Index. The Lehman Baa Index measures Baa-rated publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly into an index.

Federal Reserve Board action continued to be a major influence on the US fixed income markets. After a year of holding interest rates steady, the Federal Reserve Board cut the targeted federal funds rate by 50 basis points to 1.25% on November 6, 2002 in an effort to jumpstart an economy that it thought may be decelerating. At the same time, it changed its economic assessment of risks in the economy to "balanced." Then, on June 25, 2003, the Federal Reserve Board cut the targeted federal funds rate by 25 basis points to 1.00% in an effort to further support the economy and stimulate more growth over a longer period of time. This was the 13th time since the start of 2001 that the Federal Reserve Board cut rates, bringing interest rates to their lowest level since 1958. While the Federal Reserve Board's economic risk assessment was again "balanced," it also acknowledged a concern over deflationary pressures. Since then, the Federal Reserve Board has kept interest rates unchanged, stating in mid-September that it believed its accommodative stance of monetary policy "can be maintained for a considerable period."

For the 12 months as a whole, the US Treasury yield curve steepened, with short-term rates following the federal funds rate lower while the longer-term end was modestly higher in yield. Three-month Treasury bill yields fell 61 basis points to 0.94%, and two-year Treasury note yields decreased 23 basis points to 1.46%. Ten-year Treasury yields rose 34 basis points to 3.93%, and the thirty-year Treasury yield increased 21 basis points to 4.88%. Even with the back-up in yields at the longer end of the yield curve, the Lehman US Treasury Index produced a positive total return of 3.26% for the annual period.7 Continued commitment by the Federal Reserve Board to keep the federal funds rate low anchored the short end of the US Treasury yield curve. Several factors caused volatility in the longer US Treasury maturities. These included the ascent of the US equity markets, growing evidence of a pick-up in aggregate demand in the economy, substantial fiscal and monetary stimulus, reduced geopolitical uncertainty after the end of active military operations in Iraq, increased consumer spending, and, perhaps most encouragingly, a rise in business investment - even though all of this was with little, if any, revival in labor market indicators.

7 The Lehman US Treasury Index is the US Treasury component of the Lehman US Government Index, which is, in turn a component of the Lehman US Government/Credit Index, and, in turn, of the Lehman US Aggregate Index. The Lehman US Treasury Index measures the public obligations of the US Treasury with a remaining maturity of one year or more.

Q: How did the corporate, asset-backed and mortgage sectors perform?

A: In contrast to the prior fiscal year, all three sectors outperformed US Treasuries on a total return basis for the annual period. Still, the mortgage-backed sector was volatile, impacted by higher prepayments, as low interest rates kept refinancing high. The asset-backed sector generally performed well, as the manufactured housing sub-sector reversed earlier underperformance. As last fiscal year's headlines about corporate earnings quality, accounting integrity concerns, ratings downgrades, and high profile corporate bankruptcies moved off the front page and the market shifted its focus to geopolitical events and US economic recovery, the US credit sector was the stellar performer over the twelve months ended September 30, 2003. US credit yield spreads over US Treasuries tightened significantly from historically wide levels. For the annual period, these sectors of the Lehman Aggregate Bond Index produced total returns as follows: mortgage-backed securities, 3.50%; asset-backed securities, 4.35%; and US credits, 10.47%.

We maintain our long-term perspective for the fund, monitoring economic conditions and how they affect the financial markets, as we seek to provide a high level of current income while seeking to maintain a stable value per share. Our strategy is to continue to focus on selecting spread sector assets - corporate, mortgage- and asset-backed securities - offering what we believe to be the best relative value at the maximum yield possible, while normally maintaining a 5% cash allocation to provide liquidity. This liquidity facilitates the management of daily investor cash flows. Additionally, we expect the GAA strategy to boost potential returns, should world economic momentum begin to rebuild.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

(This page is intentionally left blank.)

Portfolio Summary September 30, 2003

Asset Allocation	9/30/03	9/30/02

US Government Agency Pass-Thrus	30%	3%
Corporate Bonds	17%	24%
Asset Backed	16%	25%
US Treasury Obligations	12%	15%
Scudder High Income Plus Fund	7%	8%
Collateralized Mortgage Obligations	6%	13%
Cash Equivalents and Other Assets and Liabilities, Net[a]	4%	4%
Government National Mortgage Association	4%	-
Foreign Bonds - US$ Denominated	4%	8%
	100%	100%

a Wrapper Agreements and Futures Contracts included.

Asset allocation is subject to change.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investment in the PreservationPlus Income Portfolio, at value	$ 1,982,206,493
Receivable for Fund shares sold	15,238,166
Other assets	62,227
Total assets	1,997,506,886
Liabilities
Due to Portfolio	7,721,676
Dividend payable	1,195,042
Payable for Fund shares redeemed	2,685,064
Other accrued expenses and payables	696,413
Total liabilities	12,298,195
Net assets, at value	$ 1,985,208,691
Net Assets
Net assets consist of: Undistributed net investment income	6,333,856
Net unrealized appreciation (depreciation) on: Investments	51,907,451
Wrapper Agreements	(64,311,200)
Accumulated net realized gain (loss)	4,539,383
Paid-in capital	1,986,739,201
Net assets, at value	$ 1,985,208,691

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($249,981,152 / 24,998,113 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.00
Maximum offering price per share (100 / 97.25 of $10.00)	$ 10.28
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($222,265,908 / 22,226,644 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.00
Maximum offering price per share (100 / 99 of $10.00)	$ 10.10
Investment Class Net Asset Value, offering and redemption price per share ($1,512,961,631 / 151,288,661 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 10.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2003
Investment Income
Net investment income allocated from the PreservationPlus Income Portfolio: Interest and dividends	$ 55,987,074
Credit rate income	8,237,038
Mortgage dollar roll income	1,563,785
Expenses[a]	(10,313,022)
Net investment income from the PreservationPlus Income Portfolio	55,474,875
Expenses: Administrator service fee	4,499,656
Shareholder servicing fee	2,957,170
Distribution service fee	834,550
Auditing	35,310
Legal	17,049
Trustees' fees and expenses	5,869
Reports to shareholders	32,651
Registration fees	198,463
Other	32,054
Total expenses, before expense reductions	8,612,772
Expense reductions	(5,017,639)
Total expenses, after expense reductions	3,595,133
Net investment income	51,879,742
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	8,485,616
Futures	(5,966,094)
Foreign currency related transactions	5,645,983
8,165,505
Net unrealized appreciation (depreciation) during the period on: Investments, futures and foreign currency related transactions	36,873,908
Wrapper agreements	(46,603,198)
(9,729,290)
Net gain (loss) on investment	(1,563,785)
Net increase (decrease) in net assets resulting from operations	$ 50,315,957

a For the year ended September 30, 2003, the Advisor of the PreservationPlus Income Portfolio waived fees of which $1,059,701 was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2003	2002
Operations: Net investment income	$ 51,879,742	$ 9,515,000
Net realized gain (loss) on investment transactions	8,165,505	2,503,032
Net unrealized appreciation (depreciation) on investments, futures and foreign currency related transactions during the period	36,873,908	15,114,719
Net unrealized appreciation (depreciation) on wrapper agreements during the period	(46,603,198)	(17,617,751)
Net increase (decrease) in net assets resulting from operations	50,315,957	9,515,000
Distributions to shareholders: Net investment income: Class A	(3,762,400)	-
Class C	(2,231,767)	-
Investment Class	(44,237,891)	(9,598,999)
Net realized gains: Class A	(44)	-
Investment Class	(3,696,751)	-
Fund share transactions: Proceeds from shares sold	1,819,700,120	599,468,020
Reinvestment of distributions	47,778,204	9,034,178
Cost of shares redeemed	(451,156,959)	(45,787,949)
Net increase (decrease) in net assets from Fund share transactions	1,416,321,365	562,714,249
Increase (decrease) in net assets	1,412,708,469	562,630,250
Net assets at beginning of period	572,500,222	9,869,972
Net assets at end of period (includes undistributed net investment income of $6,333,856 and $232,632, respectively)	$ 1,985,208,691	$ 572,500,222

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income from investment operations: Net investment income	.32
Net realized and unrealized gain (loss) on investment transactions	(.01)
Total from investment operations	.31
Less distributions from: Net investment income	(.31)
Net realized gain on investment transactions	(.04)
Reverse stock split[c]	.04
Total distributions	(.31)
Net asset value, end of period	$ 10.00
Total Return (%)[b,d]	3.12**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	250
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	1.51*
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	1.25*
Ratio of net investment income (%)	3.79*
[a] For the period November 29, 2002 (commencement of sales of Class A shares) to September 30, 2003.
[b] Total return would have been lower had certain expenses not been reduced.
[c] See Note F in Notes to Financial Statements.
[d] Total return does not reflect the effect of sales charges.
* Annualized
** Not annualized

Class C
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income from investment operations: Net investment income	.20
Net realized and unrealized gain (loss) on investment transactions	(.01)
Total from investment operations	.19
Distributions to shareholders: Net investment income	(.19)
Net asset value, end of period	$ 10.00
Total Return (%)[b,c]	1.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	222
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	2.26*
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	2.00*
Ratio of net investment income (%)	3.06*
[a] For the period February 3, 2003 (commencement of sales of Class C shares) to September 30, 2003.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Total return does not reflect the effect of sales charges.
* Annualized
** Not annualized

Investment Class
Years Ended September 30,	2003	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.42	.52	.62	.65	.44
Net realized and unrealized gain (loss) on investment transactions	(.01)	-	-	-	-
Total from investment operations	.41	.52	.62	.65	.44
Distributions to shareholders: Net investment income	(.41)	(.52)	(.62)	(.65)	(.44)
Net realized gain on investment transactions	(.04)	-	-	-	-
Reverse stock split[b]	.04	-	-	-	-
Total distributions	(.41)	(.52)	(.62)	(.65)	(.44)
Net asset value, end of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[c]	4.13	5.33	6.38	6.65	4.46**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,513	573	10.219		.118
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	1.50	1.57	3.00	34.37	228.00*
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	1.00	1.00	1.00	1.00	.89*
Ratio of net investment income (%)	4.13	4.86	5.84	6.52	5.85*
[a] For the period December 23, 1998 (commencement of sales) to September 30, 1999.
[b] See Note F in Notes to Financial Statements.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

PreservationPlus Income Fund ("Scudder PreservationPlus Income Fund" or the "Fund") is a diversified series of the Scudder Advisor Funds (formerly BT Investment Funds) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the PreservationPlus Income Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). At September 30, 2003, the Fund owned approximately 81% of the PreservationPlus Income Portfolio. The financial statements of the Portfolio, including the investment portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. On November 29, 2002, the Fund commenced offering Class A shares. On February 3, 2003, the Fund commenced offering Class C shares. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment, including wrapper agreements, in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's financial statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Substantially all of the net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At September 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 23,522,017
Undistributed net long-term capital gains	$ 5,225,972
Capital loss carryforwards	$ -
Net unrealized appreciation (depreciation)	$ (29,146,168)

In addition, during the years ended September 30, 2003 and September 30, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2003	2002
Distributions from ordinary income*	$ 53,881,808	$ 9,598,999
Distributions from long-term capital gains	$ 47,045	$ -

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses, including wrapper agreements, in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the year ended September 30, 2003, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Class A shares at 1.50%, Class C shares at 2.25% and Investment Class at 1.50%, including expenses allocated from the Portfolio. Furthermore, for the year ended September 30, 2003, the Advisor and Administrator voluntarily agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class as follows: Class A shares 1.25%, Class C shares 2.00% and Investment Class 1.00%, including expenses allocated from the Portfolio. Under these agreements, the Advisor reimbursed additional expenses of $817,151.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.35% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2003
Class A	$ 359,598	$ 187,876	$ 24,066
Class C	269,595	142,149	18,860
Investment Class	3,870,463	3,870,463	-
	$ 4,499,656	$ 4,200,488	$ 42,926

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor and Administrator, receives a fee ("Distribution Fee") of 0.25% and 0.75% of average daily net assets of Class A and C shares, respectively. Pursuant to this agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A and C shares. For the year ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$ 256,881	$ 90,603
Class C	577,669	128,791
	$ 834,550	$ 219,394

Shareholder Service Agreement. ICCC provides information and administrative services to the Fund and receives a fee ("Shareholder Servicing Fee") at an annual rate of up to 0.25% of average daily net assets for Class C and Investment Class shares. ICCC in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2003	Effective Rate
Class C	$ 192,548	$ 77,377.25%
Investment Class	2,764,622	305,664.25%
	$ 2,957,170	$ 383,041

Effective December 16, 2002, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor and Administrator, is the Fund's transfer agent. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the periods ended September 30, 2003 aggregated $254,312 and $1,761, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the period from February 3, 2003 to September 30, 2003, the CDSC for Class C shares aggregated $55,830. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the period from November 29, 2002 to September 30, 2003, SDI received $272.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Ownership of the Fund

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of September 30, 2003, there were two shareholders who individually held greater than 10% of the outstanding shares of the PreservationPlus Income Fund. These shareholders held 29% and 27%, respectively, of the total shares outstanding of the Fund.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A*	28,577,974	$ 285,796,525	-	$ -
Class C**	22,907,621	229,075,692	-	-
Investment Class	130,480,534	1,304,827,903	59,946,733	599,468,020
		$ 1,819,700,120		$ 599,468,020
Shares issued to shareholders in reinvestment of distributions
Class A*	287,474	$ 2,874,745	-	$ -
Class C**	174,650	1,746,493	-	-
Investment Class	4,315,690	43,156,966	903,418	9,034,178
		$ 47,778,204		$ 9,034,178
Reverse stock split
Class A*	(4)	$ -	-	$ -
Class C**	-	-	-	-
Investment Class	(369,675)	-	-	-
		$ -		$ -
Shares redeemed
Class A*	(3,867,331)	$ (38,690,062)	-	$ -
Class C**	(855,627)	(8,556,265)	-	-
Investment Class	(40,396,167)	(403,910,632)	(4,578,869)	(45,787,949)
		$ (451,156,959)		$ (45,787,949)
Net increase (decrease)
Class A*	24,998,113	$ 249,981,208	-	$ -
Class C**	22,226,644	222,265,920	-	-
Investment Class	94,030,382	944,074,237	56,271,282	562,714,249
		$ 1,416,321,365		$ 562,714,249

* For the period from November 29, 2002 (commencement of sales for Class A shares) to September 30, 2003.
** For the period from February 3, 2003 (commencement of sales for Class C shares) to September 30, 2003.

E. Other

Under normal circumstances, redemptions of shares that are qualified are not subject to a redemption fee. Redemptions of shares or redemptions from 401(k) plans or IRAs that are not qualified are subject to a 2% redemption fee if the "interest rate trigger" is active.

F. Additional Distributions

In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

On December 19, 2002, the Fund declared a capital gain distribution of $0.04 per share and a corresponding reverse stock split of .996 per share. There was no effect on the value of the total holdings of each shareholder (assuming reinvestment of such distributions) as a result of this activity.

G. Wrapper Agreement Valuation

The staff of the Securities and Exchange Commission has inquired as to the valuation methodology for Wrapper Agreements utilized by "stable value" mutual funds including this Fund. In the event that the commissioners of the Securities Exchange Commission determine that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, and wrapper contracts should be valued based on their probable cash flows, the fair value of the Portfolio's Wrapper Agreements would be different and the Fund would not be able to maintain a stable net asset value per share. To the extent that the Wrapper Agreements are valued as a payable/receivable under the current method, the change would result in a net asset value per share of greater/less than $10 per share. At September 30, 2003, the Portfolio's Wrapper Agreements had a fair value of $85,925,819, which the Portfolio reflected as a payable to the wrapper providers, of which approximately $69,405,721 is allocable to the Fund based on its ownership interest in the Portfolio.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of Scudder Advisor Funds and the Shareholders of Scudder PreservationPlus Income Fund:

We have audited the accompanying statement of assets and liabilities of Scudder PreservationPlus Income Fund (the "Fund") as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder PreservationPlus Income Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania November 7, 2003

Tax Information (Unaudited)

The Fund paid distributions of $.0004 per share from net long-term capital gains during its year ended September 30, 2003, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,500,000 as capital gain dividends for its year ended September 30, 2003, of which 92% represents 15% rate gains and 8% represents 20% rate gains.

Consult your tax advisor for state specific information.

Trustees and Officers

The following individuals hold the same position with the Fund and Scudder Investment Portfolios.

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66
Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
201

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 President since 2003	See information presented under Interested Director.
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Daniel O. Hirsch 3/27/54 Vice President since 2000 and Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Assistant Secretary since 2003	Director, Deutsche Asset Management.
Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the PreservationPlus Income Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of September 30, 2003

	Principal Amount ($)	Value ($)

Corporate Bonds 16.6%
Consumer Discretionary 1.4%
Albertson's, Inc.:
7.25%, 5/1/2013	75,000	86,848
7.5%, 2/15/2011	1,000,000	1,164,735
AOL Time Warner, Inc.:
6.125%, 4/15/2006	2,000,000	2,168,362
7.625%, 4/15/2031	1,000,000	1,136,675
7.7%, 5/1/2032	2,000,000	2,296,176
Comcast Corp.:
5.3%, 1/15/2014	1,000,000	1,009,391
7.05%, 3/15/2033	3,000,000	3,287,919
Costco Wholesale Corp., 5.5%, 3/15/2007	1,000,000	1,100,668
Delphi Automotive Systems Corp., 6.5%, 5/1/2009	1,000,000	1,068,271
Federated Department Stores, 6.9%, 4/1/2029	1,000,000	1,097,285
FPL Group Capital, Inc., 7.375%, 6/1/2009	1,000,000	1,177,701
Fred Meyer, Inc., 7.45%, 3/1/2008	1,000,000	1,159,229
Gannett Co., Inc., 6.375%, 4/1/2012	500,000	567,087
Home Depot, Inc., 5.375%, 4/1/2006	1,025,000	1,107,953
Liberty Media Corp.:
3.5%, 9/25/2006	1,500,000	1,495,119
8.5%, 7/15/2029	500,000	589,754
Marriott International, Inc., Series B, 6.875%, 11/15/2005	1,000,000	1,092,841
News America Holdings, Inc.:
6.55%, 3/15/2033	500,000	523,150
8.5%, 2/15/2005	1,000,000	1,081,671
Northwest Airlines Corp., 8.072%, 10/1/2019	922,764	1,027,950
Target Corp.:
5.375%, 6/15/2009	1,000,000	1,090,924
5.875%, 3/1/2012	1,900,000	2,096,340
Viacom, Inc.:
6.625%, 5/15/2011	1,000,000	1,143,684
7.7%, 7/30/2010	1,000,000	1,209,979
Walt Disney Co.:
5.125%, 12/15/2003	1,000,000	1,008,060
6.2%, 6/20/2014	425,000	461,762
Wyeth, 7.25%, 3/1/2023	2,000,000	2,311,992
		33,561,526
Consumer Staples 1.9%
Anheuser-Busch Companies, Inc.:
6.0%, 4/15/2011	1,000,000	1,125,654
7.5, 3/15/2012	1,000,000	1,223,894
Archer-Daniels-Midland Co., 8.875%, 4/15/2011	2,000,000	2,579,292
Cadbury Schweppes US Financial, 144A, 3.875%, 10/1/2008	1,000,000	1,011,035
Campbell Soup Co., 5.5%, 3/15/2007	1,000,000	1,098,928
Coca-Cola Co., 4.0%, 6/1/2005	1,000,000	1,040,427
Coca-Cola Enterprises, Inc.:
5.25%, 5/15/2007	1,000,000	1,086,788
6.125%, 8/15/2011	1,000,000	1,122,200
Colgate-Palmolive Co., Series E, 5.98%, 4/25/2012	2,000,000	2,235,428
ConAgra Foods, Inc.:
6.75%, 9/15/2011	1,000,000	1,149,920
7.4%, 9/15/2004	1,000,000	1,052,102
Coors Brewing Co., 6.375%, 5/15/2012	1,000,000	1,114,498
General Mills, Inc., 5.125%, 2/15/2007	1,000,000	1,076,034
Gillette Co., 4.0%, 6/30/2005	1,000,000	1,042,893
H.J. Heinz Finance Co., 6.0%, 3/15/2012	1,000,000	1,104,444
Kellogg Co., 6.6%, 4/1/2011	1,000,000	1,142,175
Kraft Foods, Inc.:
4.625%, 11/1/2006	1,000,000	1,051,005
5.625%, 11/1/2011	1,900,000	2,002,558
6.25%, 6/1/2012	1,000,000	1,096,492
McDonald's Corp., 6.0%, 4/15/2011	1,000,000	1,091,734
Pepsi Bottling Holdings, Inc., 144A, 5.625%, 2/17/2009	1,000,000	1,107,124
Procter & Gamble Co.:
6.875%, 9/15/2009	1,000,000	1,180,096
8.5%, 8/10/2009	1,000,000	1,256,428
Safeway, Inc.:
4.8%, 7/16/2007	1,000,000	1,053,126
6.5%, 11/15/2008	825,000	925,586
Tyson Foods, Inc., 7.25%, 10/1/2006	750,000	835,346
Unilever Capital Corp.:
6.875%, 11/1/2005	1,000,000	1,100,348
7.125%, 11/1/2010	2,500,000	2,962,105
UST, Inc., 6.625%, 7/15/2012	400,000	447,522
Wal-Mart Stores, Inc.:
4.375%, 7/12/2007	1,000,000	1,052,657
5.45%, 8/1/2006	4,000,000	4,359,928
5.875%, 10/15/2005	1,000,000	1,084,042
6.875%, 8/10/2009	1,460,000	1,716,250
Wendy's International, 6.25%, 11/15/2011	1,000,000	1,111,370
		45,639,429
Energy 1.3%
Alabama Power Co., 5.5%, 10/15/2017	200,000	213,961
Amerada Hess Corp., 6.65%, 8/15/2011	1,000,000	1,095,386
Anadarko Finance Co., Series B, 7.5%, 5/1/2031	500,000	604,360
Anadarko Petroleum Corp., 5.375%, 3/1/2007	1,230,000	1,334,340
Atlantic Richfield Co., 10.875%, 7/15/2005	1,000,000	1,158,984
BP Capital Markets America, Inc., 4.2%, 6/15/2018	1,000,000	956,679
Con Edison, 5.1%, 6/15/2033	500,000	456,574
Conoco, Inc.:
6.35%, 4/15/2009	1,000,000	1,135,972
6.95%, 4/15/2029	1,000,000	1,152,192
Devon Energy Corp.:
2.75%, 8/1/2006	3,000,000	3,022,083
7.95%, 4/15/2032	750,000	926,949
Devon Financing Corp. ULC, 7.875%, 9/30/2031	500,000	612,171
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	1,000,000	1,043,500
Florida Power & Light Co., 5.625%, 4/1/2034	1,000,000	994,217
Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	500,000	573,955
Lasmo USA, Inc., 7.5%, 6/30/2006	2,000,000	2,278,936
Marathon Oil Corp., 5.375%, 6/1/2007	1,000,000	1,076,341
MidAmerican Energy Holdings Co., 3.5%, 5/15/2008	1,500,000	1,488,189
Nexen, Inc., 7.875%, 3/15/2032	500,000	604,562
Occidental Petroleum Corp., 7.375%, 11/15/2008	1,000,000	1,153,595
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	1,225,000	1,316,875
7.875%, 2/1/2009	1,000,000	1,135,000
8.625%, 2/1/2022	636,000	709,140
Phillips Petroleum Co., 8.5%, 5/25/2005	1,000,000	1,110,203
Tosco Corp., 7.625%, 5/15/2006	1,250,000	1,416,976
Transocean Sedco Forex, Inc., 7.5%, 4/15/2031	500,000	584,563
Union Oil Co., 7.2%, 5/15/2005	1,000,000	1,078,627
Valero Energy Corp., 6.125%, 4/15/2007	2,000,000	2,193,132
		31,427,462
Financials 7.0%
ABN Amro Bank NV:
7.125%, 6/18/2007	250,000	287,419
7.25%, 5/31/2005	1,000,000	1,091,199
Allstate Corp.:
5.35%, 6/1/2033	500,000	466,271
7.875%, 5/1/2005	1,000,000	1,096,331
American Express Co., 6.875%, 11/1/2005	1,000,000	1,103,601
American General Finance Corp.:
4.5%, 11/15/2007	5,000,000	5,260,235
5.75%, 3/15/2007	700,000	768,294
5.875%, 12/15/2005	1,440,000	1,556,228
American International Group, Inc., 144A, 4.25%, 5/15/2013	1,000,000	964,258
Associates Corp. NA, 8.55%, 7/15/2009	1,500,000	1,854,812
Avalonbay Communities, 6.125%, 11/1/2012	1,000,000	1,083,937
AXA Financial, Inc., 7.75%, 8/1/2010	1,000,000	1,197,650
Bank of America Corp.:
4.875%, 1/15/2013	1,000,000	1,017,978
5.875%, 2/15/2009	1,000,000	1,113,009
7.125%, 9/15/2006	1,000,000	1,135,420
7.4%, 1/15/2011	4,000,000	4,751,520
Bank of New York Co., Inc., 7.3%, 12/1/2009	2,000,000	2,381,136
Bank One Corp.:
5.25%, 1/30/2013	2,000,000	2,086,686
6.5%, 2/1/2006	1,000,000	1,100,909
6.875%, 8/1/2006	1,000,000	1,125,161
BankBoston NA, 6.5%, 12/19/2007	1,000,000	1,128,945
BB&T Corp., 4.75%, 10/1/2012	1,000,000	1,010,923
Bear Stearns & Co., Inc.:
5.7%, 11/15/2014	500,000	533,271
7.625%, 2/1/2005	1,000,000	1,081,432
Boeing Capital Corp.:
6.1%, 3/1/2011	350,000	376,589
6.35%, 11/15/2007	1,425,000	1,573,230
Caterpillar Financial Service Corp.:
2.59%, 7/15/2006	1,000,000	1,010,765
4.875%, 6/15/2007	1,000,000	1,076,559
Charter One Bank Financial, Inc., 6.375%, 5/15/2012	915,000	1,015,414
Chubb Corp., 6.0%, 11/15/2011	500,000	544,774
CIT Group, Inc., 7.75%, 4/2/2012	1,000,000	1,186,867
Citigroup, Inc.:
6.5%, 1/18/2011	5,000,000	5,713,330
6.75%, 12/1/2005	2,000,000	2,201,022
7.25%, 10/1/2010	500,000	592,240
Commercial Credit Group, Inc., 6.5%, 8/1/2004	1,000,000	1,042,128
Corp. Andina De Fomento, 6.875%, 3/15/2012	315,000	349,789
Credit Suisse First Boston USA, Inc.:
4.625%, 1/15/2008	2,000,000	2,107,142
6.125%, 11/15/2011	1,500,000	1,643,153
EOP Operating LP:
5.875%, 1/15/2013	1,000,000	1,061,428
7.75%, 11/15/2007	350,000	407,019
Everest Reins Holdings Co., 8.75%, 3/15/2010	1,000,000	1,205,577
Fidelity National Financial, 5.25%, 3/15/2013	1,000,000	1,006,554
Fifth Third Bancorp., 4.5%, 6/1/2018	500,000	469,750
Ford Motor Credit Co.:
6.5%, 1/25/2007	9,000,000	9,511,272
7.375%, 10/28/2009	1,000,000	1,065,903
General Electric Capital Corp.:
4.25%, 1/15/2008	4,000,000	4,187,044
4.625%, 9/15/2009	1,500,000	1,574,732
5.0%, 2/15/2007	2,825,000	3,035,951
5.875%, 2/15/2012	2,000,000	2,173,414
6.8%, 11/1/2005	2,000,000	2,204,702
6.875%, 11/15/2010	800,000	930,319
7.5%, 5/15/2005	500,000	548,456
General Motors Acceptance Corp.:
6.125%, 8/28/2007	5,000,000	5,286,335
7.5%, 7/15/2005	1,000,000	1,075,413
7.75%, 1/19/2010	2,000,000	2,201,010
Golden West Financial Corp., 4.75%, 10/1/2012	1,000,000	1,021,270
Goldman Sachs Group, Inc.:
4.75%, 7/15/2013	3,000,000	2,968,989
6.125%, 2/15/2033	1,000,000	1,016,018
6.875%, 1/15/2011	1,000,000	1,149,845
7.5%, 1/28/2005	150,000	161,881
Hartford Financial Services Group, 4.7%, 9/1/2007	1,000,000	1,062,037
Health Care Property Investment, Inc. (REIT):
6.45%, 6/25/2012	1,000,000	1,080,382
8.0%, 9/12/2012	6,000,000	6,892,482
Household Finance Corp.:
6.5%, 1/24/2006	1,000,000	1,097,271
6.5%, 11/15/2008	1,000,000	1,135,209
7.0%, 5/15/2012	4,000,000	4,615,204
John Deere Capital Corp.:
3.125%, 12/15/2005	4,000,000	4,109,348
7.0%, 3/15/2012	450,000	526,329
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	1,000,000	1,098,280
JP Morgan Chase & Co.:
5.35%, 3/1/2007	1,000,000	1,082,887
6.0%, 1/15/2009	1,000,000	1,107,350
KFW International Finance, Inc.:
2.5%, 10/17/2005	2,000,000	2,034,494
4.75%, 1/24/2007	2,000,000	2,154,080
Landesbank Baden-Wurttemberg, 6.35%, 4/1/2012	1,500,000	1,687,887
Lehman Brothers Holdings, Inc.:
7.0%, 2/1/2008	859,000	981,870
7.25%, 10/15/2003	50,000	50,099
7.75%, 1/15/2005	410,000	444,792
7.875%, 11/1/2009	200,000	241,314
8.25%, 6/15/2007	775,000	916,429
MBNA Corp., 5.0%, 6/15/2015	500,000	483,218
Mellon Bank NA, 7.625%, 9/15/2007	1,000,000	1,175,369
Merrill Lynch & Co., Inc., 6.0%, 2/17/2009	1,000,000	1,106,210
MetLife, Inc., 6.125%, 12/1/2011	1,000,000	1,093,935
Morgan Stanley Dean Witter & Co.:
6.6%, 4/1/2012	1,000,000	1,128,799
7.0%, 10/1/2013	1,600,000	1,843,842
National City Bank of Indiana, 4.875%, 7/20/2007	1,500,000	1,596,926
NationsBank Corp., 9.5%, 6/1/2004	1,000,000	1,052,590
Nationwide Financial Services, 5.9%, 7/1/2012	1,450,000	1,544,831
NiSource Finance Corp., 5.4%, 7/15/2014	500,000	507,422
Paine Webber Group, Inc., 6.375%, 5/15/2004	1,000,000	1,032,159
PNC Funding Corp., 6.875%, 7/15/2007	1,000,000	1,137,383
Simon Property Group LP, 5.45%, 3/15/2013	1,000,000	1,031,666
SLM Corp.:
5.0%, 4/15/2015	500,000	507,776
5.625%, 8/1/2033	500,000	477,707
Suntrust Banks, Inc.:
6.375%, 4/1/2011	1,000,000	1,136,146
7.75%, 5/1/2010	1,135,000	1,377,645
Textron Financial Corp.:
5.875%, 6/1/2007	2,830,000	3,083,056
6.0%, 11/20/2009	1,500,000	1,649,082
Toronto Dominion Bank, 6.45%, 1/15/2009	1,500,000	1,686,869
Travelers Property Casualty, 6.375%, 3/15/2033	1,000,000	1,063,028
US Bancorp., 5.1%, 7/15/2007	1,000,000	1,079,532
US Bank National Association:
4.8%, 4/15/2015	2,000,000	2,006,152
6.3%, 2/4/2014	1,000,000	1,124,333
Verizon Global Funding Corp., 6.75%, 12/1/2005	1,000,000	1,101,643
Wachovia Corp.:
6.15%, 3/15/2009	1,500,000	1,687,656
6.625%, 6/15/2004	1,000,000	1,037,822
7.5%, 7/15/2006	1,000,000	1,145,510
Washington Mutual Finance, 7.375%, 9/1/2004	1,000,000	1,054,364
Wells Fargo & Co.:
5.125%, 2/15/2007	3,000,000	3,222,042
7.25%, 8/24/2005	1,000,000	1,102,268
		172,487,234
Health Care 0.5%
Abbott Laboratories, 5.625%, 7/1/2006	1,000,000	1,093,332
Becton Dickinson & Co., 4.9%, 4/15/2018	500,000	497,934
Eli Lilly & Co.:
4.5%, 3/15/2018	1,000,000	965,296
6.0%, 3/15/2012	1,000,000	1,118,326
Johnson & Johnson, 4.95%, 5/15/2033	2,000,000	1,853,730
Medco Health Solutions, Inc., 7.25%, 8/15/2013	3,135,000	3,341,515
Pharmacia Corp., 144A, 6.50%, 12/1/2018	1,000,000	1,181,315
Wyeth, 7.9%, 2/15/2005	1,000,000	1,081,854
		11,133,302
Industrials 1.3%
Burlington North Santa Fe:
7.0%, 12/15/2025	750,000	837,300
7.875%, 4/15/2007	1,000,000	1,176,713
Caterpillar, Inc., 9.375%, 8/15/2011	1,000,000	1,326,279
Cendant Corp., 6.25%, 1/15/2008	750,000	823,757
ChevronTexaco Capital Co., 3.5%, 9/17/2007	2,000,000	2,053,890
CSX Corp., 7.45%, 5/1/2007	1,100,000	1,273,801
DaimlerChrysler NA Holding Corp.:
7.4%, 1/20/2005	1,200,000	1,280,807
8.5%, 1/18/2031	2,000,000	2,337,982
Deere & Co., 7.85%, 5/15/2010	1,000,000	1,224,135
Delta Airlines, Inc., Series 02-1, 6.417%, 7/2/2012	2,420,000	2,578,977
Emerson Electrical Co., 7.875%, 6/1/2005	2,000,000	2,202,580
FedEx Corp., 9.65%, 6/15/2012	1,000,000	1,346,604
General Dynamics Corp., 5.375%, 8/15/2015	500,000	525,749
Hertz Corp., 7.0%, 7/1/2004	850,000	871,733
Honeywell International, Inc., 7.5%, 3/1/2010	1,000,000	1,202,617
Lockheed Martin Corp., 8.5%, 12/1/2029	1,000,000	1,337,644
Norfolk Southern Corp., 6.2%, 4/15/2009	950,000	1,059,565
Northrop Grumman Corp, 7.0%, 3/1/2006	1,000,000	1,115,973
Pitney Bowes, Inc., 5.95%, 2/1/2005	1,000,000	1,052,794
Raytheon Co.:
6.4%, 12/15/2018	1,500,000	1,627,064
7.0%, 11/1/2028	1,000,000	1,101,056
Union Pacific Corp.:
5.375%, 6/1/2033	500,000	460,780
7.25%, 11/1/2008	1,000,000	1,163,086
United Technologies Corp.:
6.1%, 5/15/2012	1,000,000	1,120,480
7.125%, 11/15/2010	1,000,000	1,190,251
		32,291,617
Information Technology 0.1%
First Data Corp., 4.7%, 8/1/2013	200,000	200,999
Hewlett-Packard Co., 5.75%, 12/15/2006	1,000,000	1,093,628
IBM Corp., 4.875%, 10/1/2006	1,000,000	1,076,158
Motorola, Inc., 7.625%, 11/15/2010	1,000,000	1,140,000
		3,510,785
Materials 0.6%
Alcoa, Inc., 6.0%, 1/15/2012	1,000,000	1,101,236
Dow Chemical Co.:
5.75%, 11/15/2009	1,000,000	1,070,237
7.0%, 8/15/2005	1,000,000	1,079,477
E.I. du Pont de Nemours, 6.875%, 10/15/2009	1,000,000	1,179,622
Inco Ltd., 7.75%, 5/15/2012	2,000,000	2,367,214
International Flavors & Fragrance, Inc., 6.45%, 5/15/2006	1,000,000	1,102,319
International Paper Co., 5.3%, 4/1/2015	1,000,000	994,896
Meadwestvaco Corp., 6.8%, 11/15/2032	500,000	524,846
Monsanto Co., 7.375%, 8/15/2012	2,500,000	2,916,963
Praxair, Inc., 3.95%, 6/1/2013	1,000,000	954,219
Weyerhaeuser Co.:
5.5%, 3/15/2005	1,000,000	1,050,237
7.375%, 3/15/2032	1,000,000	1,116,323
		15,457,589
Telecommunication Services 1.0%
AT&T Wireless Services, Inc.:
7.5%, 5/1/2007	3,000,000	3,414,207
7.875%, 3/1/2011	1,000,000	1,164,051
BellSouth Corp., 6.0%, 10/15/2011	2,000,000	2,213,118
Cingular Wireless, 6.5%, 12/15/2011	1,000,000	1,130,673
Cox Communications, Inc.:
5.5%, 10/1/2015	1,000,000	1,022,005
6.8%, 8/1/2028	300,000	324,625
GTE California, Inc., 5.5%, 1/15/2009	1,000,000	1,090,394
SBC Communications, Inc.:
5.75%, 5/2/2006	1,000,000	1,089,643
5.875%, 2/1/2012	1,000,000	1,090,200
6.25%, 3/15/2011	2,000,000	2,234,156
Sprint Capital Corp.:
6.875%, 11/15/2028	1,000,000	975,181
8.75%, 3/15/2032	2,000,000	2,376,466
Verizon Maryland, Inc., 5.125%, 6/15/2033	4,000,000	3,548,812
Verizon Wireless, Inc., 5.375%, 12/15/2006	2,500,000	2,702,875
		24,376,406
Utilities 1.5%
American Electric Power, 6.125%, 5/15/2006	1,500,000	1,623,797
Appalachian Power Co., 5.95%, 5/15/2033	500,000	477,486
Arizona Public Service Co., 4.65%, 5/15/2015	500,000	476,479
Centerpoint Energy Houston, 144A, 5.75%, 1/15/2014	500,000	526,185
Consolidated Edison Co. of New York, Inc., Series B, 7.5%, 9/1/2010	1,385,000	1,666,320
Consolidated Natural Gas Corp., 7.25%, 10/1/2004	1,000,000	1,050,285
Constellation Energy Group, Inc.:
6.35%, 4/1/2007	1,000,000	1,101,190
7.0%, 4/1/2012	1,000,000	1,140,016
Dominion Resources, Inc.:
5.125%, 12/15/2009	3,000,000	3,159,276
6.3%, 3/15/2033	1,000,000	1,015,185
DTE Energy Co., 6.45%, 6/1/2006	1,000,000	1,089,808
Exelon Generation Co. LLC, 144A, 6.95%, 6/15/2011	1,000,000	1,133,508
FPL Group Capital, Inc., 7.625%, 9/15/2006	500,000	570,496
Kansas City Power & Light Co., Series B, 6.0%, 3/15/2007	1,000,000	1,084,423
KeySpan Corp.:
7.875%, 2/1/2010	750,000	910,731
8.0%, 11/15/2030	400,000	523,706
K N Energy, Inc., 7.25%, 3/1/2028	1,500,000	1,682,714
Niagara Mohawk Power Corp., Series G, 7.75%, 10/1/2008	1,000,000	1,174,577
PacifiCorp., 5.45%, 9/15/2013	300,000	317,225
PECO Energy Co., 3.5%, 5/1/2008	1,000,000	1,009,613
Pepco Holdings, Inc., 4.0%, 5/15/2010	500,000	482,742
PP&L Capital Funding, Inc., 8.375%, 6/15/2007	1,000,000	1,166,989
Progress Energy, Inc.:
6.75%, 3/1/2006	1,335,000	1,464,977
6.85%, 4/15/2012	940,000	1,047,145
PSE&G Power LLC, 7.75%, 4/15/2011	1,000,000	1,178,398
Public Service Co. of Colorado, 5.5%, 4/1/2014	1,000,000	1,044,934
Public Service New Mexico, 4.4%, 9/15/2008	1,000,000	1,024,559
Sempra Energy, 7.95%, 3/1/2010	1,000,000	1,194,725
South Carolina Electric & Gas, 7.5%, 6/15/2005	1,000,000	1,095,044
Southern Co. Capital Funding, 5.3%, 2/1/2007	1,000,000	1,082,396
Texas-New Mexico Power, 144A, 6.125%, 6/1/2008	1,000,000	1,005,519
TXU Energy Co., 144A, 6.125%, 3/15/2008	1,500,000	1,599,009
Union Electric Co., 5.1%, 8/1/2018	500,000	503,238
Virginia Electric & Power, Series A, 5.375%, 2/1/2007	1,000,000	1,080,349
Wisconsin Energy Corp., 6.2%, 4/1/2033	280,000	288,212
		36,991,256
Total Corporate Bonds (Cost $383,038,808)		406,876,606

Foreign Bonds - US$ Denominated 3.6%
Abbey National PLC, 6.69%, 10/17/2005	2,000,000	2,194,885
Aegon NV, 4.75%, 6/1/2013	800,000	794,236
African Development Bank, 3.25%, 7/29/2005	3,000,000	3,089,484
Alcan, Inc., 4.875%, 9/15/2012	1,000,000	1,010,456
Asian Development Bank, 4.875%, 2/5/2007	2,000,000	2,166,156
Bank of Tokyo - Mitsubishi, 8.4%, 4/15/2010	1,000,000	1,235,206
Barclays Bank PLC, 7.4%, 12/15/2009	1,000,000	1,212,640
BHP Billiton Finance BV, 4.8%, 4/15/2013	2,000,000	2,037,326
BP Capital Markets America, Inc., 4.0%, 4/29/2005	1,000,000	1,040,763
British Columbia, 5.375%, 10/29/2008	2,000,000	2,199,964
British Telecommunications PLC:
7.875%, 12/15/2005	1,000,000	1,117,871
8.125%, 12/15/2010	1,000,000	1,230,424
8.875%, 12/15/2030	1,000,000	1,310,980
Burlington Resources Finance:
5.6%, 12/1/2006	1,000,000	1,099,114
6.68%, 2/15/2011	1,000,000	1,138,980
Canadian Government:
5.25%, 11/5/2008	2,000,000	2,211,654
6.375%, 11/30/2004	1,000,000	1,060,338
6.75%, 8/28/2006	1,000,000	1,126,673
Corp. Andina De Fomento, 144A, 7.75%, 3/1/2004	1,000,000	1,024,062
Deutsche Telekom International Finance BV:
8.25%, 6/15/2005	1,000,000	1,101,348
8.25%, 6/15/2030	1,500,000	1,902,755
Diageo Capital PLC, 4.85%, 5/15/2018	500,000	491,497
Dow Capital BV, 9.2%, 6/1/2010	800,000	973,552
Encana Corp., 4.75%, 10/15/2013	500,000	502,700
European Investment Bank:
4.0%, 3/15/2005	2,000,000	2,071,614
4.0%, 8/30/2005	1,000,000	1,048,382
4.625%, 3/1/2007	1,000,000	1,080,963
Export Development Corp. of Canada, 4.0%, 8/1/2007	2,000,000	2,089,292
Financement Quebec, 5.0%, 10/25/2012	1,000,000	1,045,932
France Telecom:
9.25%, 3/1/2011	1,000,000	1,221,517
10.0%, 3/1/2031	1,500,000	2,002,706
HSBC Holding PLC, 7.5%, 7/15/2009	1,000,000	1,185,430
Hydro-Quebec, 8.0%, 2/1/2013	1,000,000	1,273,788
Inter-American Development Bank:
4.0%, 1/18/2005	1,000,000	1,033,485
6.375%, 10/22/2007	1,000,000	1,137,176
6.5%, 10/20/2004	1,000,000	1,053,302
8.4%, 9/1/2009	828,000	1,045,487
Kingdom of Spain, 7.0%, 7/19/2005	3,000,000	3,283,995
Korea Development Bank, 5.25%, 11/16/2006	1,000,000	1,063,100
Midland Bank PLC, 6.95%, 3/15/2011	1,000,000	1,180,735
National Australia Bank, Series A, 8.6%, 5/19/2010	1,000,000	1,265,184
Ontario Electricity Financial Corp.:
6.1%, 1/30/2008	750,000	843,870
7.45%, 3/31/2013	500,000	619,042
Province of Manitoba, 7.5%, 2/22/2010	2,000,000	2,444,940
Province of Nova Scotia, 5.75%, 2/27/2012	3,000,000	3,319,431
Province of Ontario:
4.2%, 6/30/2005	1,625,000	1,696,563
5.5%, 10/1/2008	1,000,000	1,100,924
Province of Quebec:
5.75%, 2/15/2009	1,000,000	1,110,800
7.0%, 1/30/2007	1,000,000	1,140,747
Province of Saskatchewan, 7.375%, 7/15/2013	1,000,000	1,235,253
Republic of Italy:
3.625%, 9/14/2007	1,000,000	1,029,300
5.375%, 6/15/2033	1,000,000	1,003,300
Republic of Korea, 8.875%, 4/15/2008	1,000,000	1,227,000
Santander Financial Issuances, 6.8%, 7/15/2005	1,500,000	1,626,374
Telus Corp., 8.0%, 6/1/2011	1,000,000	1,167,407
The International Bank for Reconstruction and Development:
4.75%, 4/30/2004	2,000,000	2,041,052
5.0%, 3/28/2006	1,000,000	1,075,707
6.625%, 8/21/2006	1,000,000	1,125,685
United Mexican States:
6.375%, 1/16/2013	2,000,000	2,110,000
8.3%, 8/15/2031	1,000,000	1,135,500
8.5%, 2/1/2006	2,000,000	2,277,000
Vodafone Group PLC, 7.75%, 2/15/2010	1,000,000	1,206,747
WMC Finance USA, 144A, 6.25%, 5/15/2033	300,000	298,491
Total Foreign Bonds - US$ Denominated (Cost $83,315,501)		88,190,285

Asset Backed 15.8%
Automobile Receivables 4.7%
Aesop Funding II LLC:
"A1", Series 2002-1A, 3.85%, 10/20/2006	7,560,000	7,799,971
"A", Series 1998-1, 144A, 6.14%, 5/20/2006	9,940,000	10,533,322
Americredit Automobile Receivables Trust:
"A4A", Series 2002-EM, 3.67%, 6/8/2009	8,590,000	8,812,671
"A4", Series 2002-A, 4.61%, 1/12/2009	3,400,000	3,534,594
"B", Series 2002-1, 5.28%, 4/9/2007	3,080,000	3,209,431
BMW Vehicle Owner Trust "A3", Series 2002-A, 3.8%, 5/25/2006	3,243,246	3,291,097
Capital Auto Receivables Asset Trust:
"CTFS", Series 2002-4, 2.62%, 3/17/2008	3,712,298	3,755,374
"A4", Series 2002-4, 2.64%, 3/17/2008	4,870,000	4,941,928
"A4", Series 2002-1, 4.16%, 7/16/2007	3,100,000	3,212,024
"CTFS", Series 2002-2, 4.18%, 10/15/2007	646,849	661,907
Capital One Prime Auto Receivables Trust "A4", Series 2003-1, 2.59%, 9/15/2009	9,540,000	9,600,876
Ford Credit Auto Owner Trust:
"A4A", Series 2003-A, 2.7%, 6/15/2007	3,528,000	3,584,796
"C", Series 2002-D, 4.4%, 5/15/2007	2,640,000	2,693,553
"B", Series 2002-A, 4.79%, 11/15/2006	2,750,000	2,859,952
"C", Series 2002-C, 4.81%, 3/15/2007	660,000	682,858
"B", Series 2001-D, 5.01%, 3/15/2006	570,000	586,808
Franklin Auto Trust:
"A4", Series 2002-1, 4.51%, 2/22/2010	6,300,000	6,643,704
"A4", Series 2001-2, 4.55%, 7/20/2009	2,740,000	2,847,038
Honda Auto Receivables Owner Trust "A4", Series 2002-2, 4.49%, 9/17/2007	6,000,000	6,281,884
Hyundai Auto Receivables Trust, Series 2002-A, 3.91%, 144A, 2/16/2009	1,490,000	1,522,354
MMCA Automobile Trust:
"A3", Series 2002-3, 2.97%, 3/15/2007	4,050,000	4,082,761
"B", Series 2001-2, 5.75%, 6/15/2007	212,057	215,977
National City Auto Receivables Trust "A4", Series 2002-A, 4.83%, 8/15/2009	3,640,000	3,823,559
Navistar Financial Corp. Owner Trust "A4", Series 2002-A, 4.76%, 4/15/2009	4,200,000	4,391,504
SSB RV Trust "A5", Series 2001-1, 6.3%, 4/15/2016	5,000,000	5,365,254
Toyota Auto Receivables Owner Trust "A4", Series 2002-B, 4.39%, 5/15/2009	2,000,000	2,094,761
Union Acceptance Corp.:
"A4", Series 2002-A, 4.59%, 7/8/2008	3,600,000	3,752,392
"A4", Series 2000-D, 6.89%, 4/9/2007	3,830,000	3,982,157
World Omni Auto Receivables Trust "B", Series 2002-A, 3.75%, 7/15/2009	639,539	647,552
		115,412,059
Credit Card Receivables 7.2%
American Express Master Trust "A", Series 1994-3, 7.85%, 8/15/2005	10,000,000	10,628,370
Bank One Issuance Trust "C3", Series 2002-C3, 3.76%, 12/15/2005	6,324,000	6,463,823
Capital One Master Trust:
"C", Series 1999-1, 6.6%, 7/16/2007	5,460,000	5,600,915
"C", Series 2000-3, 7.9%, 10/15/2010	7,350,000	7,809,375
Capital One Multi-Asset Execution Trust "C2", Series 2003-C2, 4.32%, 4/15/2009	4,500,000	4,577,247
Capital One Master Trust "A", Series 2000-2, 144A, 7.2%, 8/15/2008	1,210,000	1,309,482
Chase Credit Card Master Trust "A", Series 2001-4, 5.5%, 11/17/2008	1,365,000	1,484,242
Chemical Master Credit Card Trust "A", Series 1996-3, 7.09%, 2/15/2009	7,190,000	7,918,845
Citibank Credit Card Issuance Trust:
"A1", Series 2002-A1, 4.95%, 2/9/2009	2,220,000	2,385,222
"A7", Series 2003-A7, 4.15%, 7/7/2017	14,100,000	13,294,663
"C1", Series 2000-C1, 7.45%, 9/15/2007	3,500,000	3,825,999
Citibank Credit Card Master Trust I:
"A", Series 1999-2, 5.875%, 3/10/2011	2,600,000	2,911,792
"B", Series 1999-2, 6.15%, 3/10/2011	5,130,000	5,722,973
Discover Card Master Trust I:
"A", Series 2002-2, 5.15%, 10/15/2009	5,940,000	6,422,973
"A", Series 2000-9, 6.35%, 7/15/2008	1,870,000	2,047,075
"A", Series 2001-6, 5.75%, 12/15/2008	2,770,000	3,025,491
"A", Series 1996-3, 6.05%, 8/18/2008	3,710,000	4,044,655
First USA Credit Card Master Trust:
"C", Series 1998-6, 6.16%, 144A, 4/18/2011	1,000,000	1,068,906
"C", Series 1998-2, 6.8%, 2/18/2011	3,790,000	4,145,313
Fleet Credit Card Master Trust II:
"A", Series 2001-B, 5.6%, 12/15/2008	8,860,000	9,579,894
"B", Series 2001-B, 5.9%, 12/15/2008	18,000,000	19,430,935
Household Affinity Credit Card Master Note "B", Series 2003-2, 2.51%, 2/15/2008	6,261,000	6,307,487
Household Private Label Credit Card "A", Series 2002-1, 5.5%, 1/18/2011	3,800,000	4,129,036
MBNA Credit Card Master Note Trust:
"B1", Series 2002-B1, 5.15%, 7/15/2009	700,000	749,403
"C3", Series 2001-C3, 6.55%, 12/15/2008	4,500,000	4,862,281
"A", Series 1999-J, 7.0%, 2/15/2012	10,000,000	11,718,673
Nordstrom Private Label Credit Card Master "A", Series 2001-1A, 4.82%, 4/15/2010	2,000,000	2,120,926
Pass-Through Amortizing Credit Card Trust "A1FX", Series 2002-1A, 144A, 4.096%, 6/18/2012	3,403,234	3,493,856
Prime Credit Card Master Trust "A", Series 2000-1, 6.7%, 10/15/2009	2,480,000	2,684,269
Providian Master Trust:
"C", Series 1999-1, 144A, 7.35%, 1/15/2009	13,330,000	13,795,538
"A", Series 2000-1, 7.49%, 8/17/2009	1,320,000	1,367,201
Sears Credit Account Master Trust "A", Series 1999-1, 5.65%, 3/17/2009	1,500,000	1,548,643
		176,475,503
Home Equity Loans 0.5%
Countrywide Asset-Backed Certificates "A3", Series 2002-S1, 5.877%, 11/25/2016	4,050,000	4,084,977
First Alliance Mortgage Loan Trust "A1", Series 1999-2 A3, 7.52%, 3/20/2031	1,307,551	1,368,356
Irwin Home Equity "2A3", Series 2001-2, 4.85%, 12/25/2014	639,890	642,980
Residential Funding Mortgage Securities I "A3", Series 2002-HI1, 5.03%, 1/25/2014	1,821,091	1,828,229
WFS Financial Owner Trust "A4A", Series 2002-1, 4.87%, 9/20/2009	2,480,000	2,616,977
		10,541,519
Manufactured Housing Receivables 0.8%
Green Tree Financial Corp. "A5", Series 1994-1, 7.65%, 4/15/2019	3,987,756	4,195,762
Lehman ABS Manufactured Housing Contract "A6", Series 2001-B, 6.467%, 8/15/2028	4,643,529	4,657,596
Oakwood Mortgage Investors, Inc.:
"A2", Series 2002-A, 5.01%, 3/15/2020	2,910,000	2,836,167
"A2", Series 2001-E, 5.05%, 11/15/2019	1,820,760	1,702,830
Vanderbilt Acquisition Loan Trust, "A3", Series 2002-1, 5.7%, 9/7/2023	6,300,000	6,564,017
Vanderbilt Mortgage Finance, "A3", Series 2002-A, 5.58%, 3/7/2018	930,000	969,701
		20,926,073
Miscellaneous 2.6%
California Infrastructure:
"A6", Series 1997-1, 6.38%, 9/25/2008	1,850,000	1,987,845
"A7", Series 1997-1, 6.42%, 9/25/2008	4,455,217	4,780,238
"A7", Series 1997-1, 6.42%, 12/26/2009	2,000,000	2,248,543
"A8", Series 1997-1, 6.48%, 12/26/2009	4,100,000	4,626,124
Caterpillar Financial Asset Trust:
"A3", Series 2002-A, 3.15%, 2/25/2008	7,560,000	7,660,806
"B", Series 2002-A, 4.03%, 5/26/2008	540,000	552,487
Conseco Finance:
"A3", Series 2001-D, 4.67%, 11/15/2032	1,269,405	1,276,768
"A4", Series 2002-A, 6.32%, 4/15/2032	3,300,000	3,424,026
Consumers Funding LLC "A4", Series 2001-1, 4.98%, 4/20/2012	5,000,000	5,365,666
Detroit Edison Securitization "A3", Series 2001-1, 5.875%, 3/1/2010	5,490,000	6,050,224
Illinois Power Special Purpose Trust "A7", Series 1998-1, 5.65%, 12/25/2010	1,800,000	1,989,154
PECO Energy Transition Trust:
"A1", Series 2001-A, 6.52%, 12/31/2010	5,000,000	5,747,818
"A3", Series 2000-A, 7.625%, 3/1/2010	7,600,000	9,112,662
PP&L Transition Bond Co. LLC "A7", Series 1999-1, 7.05%, 6/25/2009	1,140,000	1,295,541
Public Service New Hampshire Funding LLC "A2", Series 2001-1, 5.73%, 11/1/2010	1,976,160	2,154,718
West Penn Funding LLC "A3", Series 1999-A, 6.81%, 9/25/2008	5,000,000	5,392,218
		63,664,838
Total Asset Backed (Cost $378,242,841)		387,019,992

US Treasury Obligations 11.6%
US Treasury Bond:
3.625%, 5/15/2013	140,000	137,413
5.375%, 2/15/2031	4,405,000	4,727,116
8.125%, 8/15/2019	7,900,000	10,948,910
US Treasury Note:
1.125%, 6/30/2005	5,000,000	4,983,010
1.5%, 2/28/2005	630,000	632,904
1.5%, 7/31/2005	103,560,000	103,798,706
1.625%, 1/31/2005	325,000	327,057
2.0%, 11/30/2004	9,015,000	9,107,611
2.0%, 8/31/2005	28,730,000	29,039,738
2.375%, 8/15/2006	80,515,000	81,631,502
3.125%, 9/15/2008	23,945,000	24,277,979
3.25%, 12/31/2008	2,860,000	2,876,088
3.25%, 8/15/2008	12,305,000	12,561,670
Total US Treasury Obligations (Cost $282,330,294)		285,049,704

US Government Agency Pass-Thrus 30.5%
Federal Home Loan Mortgage Corp.:
4.5%, with various maturities from 4/1/2018 until 8/1/2033	42,599,711	42,934,984
5.0%, with various maturities from 11/1/2008 until 10/1/2033 (e)	23,792,688	23,955,928
5.5%, with various maturities from 7/1/2016 until 10/1/2033	26,634,945	27,216,722
6.0%, with various maturities from 5/1/2016 until 10/1/2033	8,022,875	8,313,788
6.5%, with various maturities from 10/1/2015 until 1/1/2033	38,885,268	40,616,841
7.0%, with various maturities from 8/1/2015 until 10/1/2032	4,694,354	4,959,250
7.2%, 10/1/2006	8,371,028	9,434,148
7.5%, with various maturities from 5/1/2024 until 10/1/2033	23,803,048	25,450,406
8.0%, 3/1/2027	223,541	241,692
Federal National Mortgage Association:
4.5%, with various maturities from 10/1/2018 until 11/1/2033 (e) (f)	26,400,000	26,388,660
4.784%, 11/1/2012	9,893,583	10,190,521
4.86%, 11/1/2012	5,641,751	5,791,584
5.0%, with various maturities from 9/1/2017 until 11/1/2033 (e) (f)	113,268,847	115,027,432
5.5%, with various maturities from 4/1/2018 until 10/1/2033 (e) (f)	144,309,214	147,839,219
6.0%, with various maturities from 10/1/2016 until 10/1/2033 (e) (f)	121,102,809	125,319,309
6.5%, with various maturities from 12/1/2015 until 10/1/2033 (e) (f)	65,603,334	68,597,515
7.0%, with various maturities from 2/1/2015 until 12/1/2032	54,340,072	55,057,180
7.33%, 9/1/2009	3,330,368	3,881,574
7.5%, with various maturities from 10/1/2026 until 6/1/2031	3,578,964	3,825,322
8.0%, with various maturities from 5/1/2025 until 9/1/2027	2,251,664	2,449,947
Total US Government Agency Pass-Thrus (Cost $741,823,062)		747,492,022

Collateralized Mortgage Obligations 6.4%
Bank of America Mortgage Securities:
"1A3", Series 2002-K, 144A, 3.5%, 10/20/2032	2,657,799	2,670,294
"A12", Series 1999-2, 5.9%, 4/25/2029	628,447	627,970
Bear Stearns Commercial Mortgage Securities:
"A1", Series 2000-WF2, 7.11%, 10/15/2032	800,183	898,858
"A1", Series 2000-WF1, 7.64%, 2/15/2032	95,738	106,714
"A2", Series 2000-WF8, 7.78%, 2/15/2032	2,000,000	2,392,074
Capco America Securitization Corp.:
"A1A", Series 1998-D7, 5.86%, 10/15/2030	8,120,351	8,710,610
"A1B", Series 1998-D7, 6.26%, 10/15/2030	6,000,000	6,754,438
CS First Boston Mortgage Securities Corp.:
"A2", Series 2001-CF2, 5.935%, 2/15/2034	3,000,000	3,229,399
"A3", Series 2001-CF2, 6.24%, 2/15/2034	2,000,000	2,225,735
DLJ Commercial Mortgage Corp.:
"A1B", Series 1998-CG1, 6.41%, 6/10/2031	5,985,000	6,739,452
"A1B", Series 1999-CG2, 7.3%, 6/10/2032	3,000,000	3,511,412
Federal Home Loan Mortgage Corp., "PB" Series 2383, 5.5%, 1/15/2030	5,308,576	5,420,148
Federal National Mortgage Association:
"C", Series 2002-M1, 6.17%, 2/25/2016	1,170,000	1,293,336
"PJ", Series 1994-51, 6.5%, 9/25/2023	4,170,000	4,438,841
"A", Series 2000-M1, 7.38%, 1/17/2013	2,595,955	2,785,656
First Union National Bank Commercial Mortgage "A1", Series 1999-C4, 7.184%, 12/15/2031	1,028,826	1,113,922
First Union-Lehman Brothers-Bank of America:
"A1", Series 1998-C2, 6.28%, 6/18/2007	199,655	211,727
"D", Series 1998-C2, 6.778%, 11/1/2035	5,000,000	5,570,105
First Union - Lehman Brothers Commercial Mortgage "A3", Series 1997-C2, 6.65%, 11/18/2029	15,760,000	17,638,316
GMAC Commercial Mortgage Securities, Inc.:
"A1", Series 1998-C2, 6.15%, 11/1/2007	2,737,650	2,898,824
"A2", Series 1998-C2, 6.42%, 5/15/2035	12,170,000	13,751,801
"A3", Series 1997-C1, 6.869%, 7/15/2029	11,350,000	12,741,028
Government National Mortgage Association "B", Series 2002-9, 5.88%, 3/16/2024	3,000,000	3,309,918
JP Morgan Commercial Mortgage Finance Corp. "A3", Series 1997-C5, 7.088%, 9/15/2029	1,700,550	1,927,495
LB Commercial Conduit Mortgage Trust "A1", Series 1999-C1, 6.41%, 8/15/2007	2,398,163	2,576,202
LB-UBS Commercial Mortgage Trust "A1", Series 2000-C3, 7.95%, 7/15/2009	2,271,456	2,548,993
Master Resecuritization Trust "B3", Series 2002-3, 5.0%, 9/26/2031	2,929,337	2,819,487
Merrill Lynch Mortgage Investors, Inc. "A3", Series 1996-C2, 6.96%, 11/21/2028	9,119,239	9,920,861
Morgan Stanley Capital I:
"A2", Series 1998-WF2, 6.54%, 7/15/2030	7,455,000	8,438,833
"A2", Series 1999-CAM1, 6.76%, 3/15/2032	1,778,183	1,946,343
"A4", Series 1999-CAM1, 7.02%, 3/15/2032	3,000,000	3,464,952
Morgan Stanley Dean Witter Capital I "A3", Series 2001-IQA, 5.72%, 12/18/2032	6,610,000	7,228,972
Nomura Asset Securities Corp. "A1B", Series 1998-D6, 6.59%, 3/15/2030	6,000,000	6,823,974
PNC Mortgage Acceptance Corp. "A1", Series 2000-C1, 7.52%, 7/15/2008	1,354,740	1,527,151
Total Collateralized Mortgage Obligations (Cost $152,668,093)		158,263,841

Government National Mortgage Association 3.6%
Government National Mortgage Association:
5.0%, with various maturity dates from 8/15/2033 until 9/15/2033	10,386,304	10,415,300
5.5%, with various maturity dates from 5/15/2033 until 8/15/2033	31,623,964	32,443,552
6.0%, with various maturity dates from 1/20/2033 until 4/15/2033	22,875,087	23,746,958
6.5%, with various maturity dates from 10/15/2031 until 5/15/2032	15,170,117	15,939,060
7.0%, with various maturity dates from 1/15/2030 until 9/15/2032	4,394,316	4,673,355
7.5%, with various maturity dates from 6/15/2026 until 9/15/2032	2,056,397	2,201,038
Total Government National Mortgage Association (Cost $89,609,030)		89,419,263

US Agency Obligations 0.5%
Federal Home Loan Mortgage Corp.:
4.5%, 1/15/2013	3,300,000	3,338,458
6.25%, 7/15/2004	1,000,000	1,039,592
Federal National Mortgage Association, 6.625%, 11/15/2010	5,800,000	6,783,941
Total US Agency Obligations (Cost $11,070,445)		11,161,991

Short-Term Investments 0.5%
US Treasury Bill, 0.81%*, 10/23/2003 (d) (Cost $13,128,084)	13,135,000	13,127,615

	Shares	Value ($)

Cash Equivalent 14.2%
Cash Management Fund Institutional, 0.85% (c) (Cost $349,469,188)	349,469,188	349,469,188

Other 7.5%
Scudder High Income Plus Fund (c) (Cost $172,144,019)	25,153,012	184,120,046

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,656,839,365) (a)	110.8	2,720,190,553

Wrapper Agreements(b)
Bank of America, NA (Book Value $513,231,949; crediting rate 5.1%)		(19,016,208)
CDC Financial Products, Inc. (Book Value $418,991,478; crediting rate 5.41%)		(24,162,059)
JP Morgan Chase Bank (Book Value $261,641,379; crediting rate 5.11%)		(9,763,679)
Prudential Insurance Co. of America (Book Value $282,703,254; crediting rate 4.62%)		(5,277,236)
Royal Bank of Canada (Book Value $117,557,812; crediting rate 4.74%)		(2,303,590)
Security Life of Denver Insurance Co. (Book Value $510,875,666; crediting rate 4.73%)		(12,007,300)
Transamerica Life Insurance & Annuity Co. (Book Value $217,328,053; crediting rate 6.04%)		(13,395,747)
Total Wrapper Agreements	(3.5)	(85,925,819)
Other Assets and Liabilities, Net	(7.3)	(180,249,380)
Net Assets	100.0	2,454,015,354

* Annualized yield at time of purchase, not a coupon rate.
(a) The cost for federal income tax purposes was $2,654,885,950. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $65,304,603. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $70,726,882 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,422,279.
(b) Each Wrapper Agreement obligates the wrapper provider to maintain the Book Value of the portion of the Portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specified events. The crediting rate shown is as of September 30, 2003.
(c) Cash Management Fund Institutional and Scudder High Income Plus Fund are also managed by Deutsche Asset Management, Inc. The rate shown for Cash Management Fund Institutional is the annualized seven-day yield at period end.
(d) At September 30, 2003, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(e) When issued or forward delivery pools included (see Notes to Financial Statements).
(f) Mortgage dollar rolls included.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At September 30, 2003, open futures contracts sold were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Canada 10-Year Bond	12/18/2003	2,945	233,939,408	240,759,124	(6,819,716)
Liffe Gilt Future	12/29/2003	693	134,479,609	136,331,380	(1,851,771)
Total net unrealized depreciation on open futures contracts					(8,671,487)

At September 30, 2003, open futures contracts purchased were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Australian 10 Year Bond	12/15/2003	455	29,102,801	29,842,673	739,872
Euro Bond	12/08/2003	475	62,481,140	63,702,034	1,220,894
Japan 10 Year Bond	12/11/2003	34	41,388,324	41,689,299	300,975
US Treasury 10-Year Note	12/19/2003	2,083	227,068,868	238,763,875	11,695,007
Total net unrealized appreciation on open futures contracts					13,956,748

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The "aggregate face value" presented above represents the Portfolio's total exposure in such contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investments in securities, at value* (cost $2,656,839,365)	$ 2,720,190,553
Cash	3,652,542
Receivable for investments sold	6,742,061
Dividends receivable	312,649
Interest receivable	13,938,132
Receivable for daily variation margin on open futures contracts	8,938,671
Unrealized appreciation on forward currency exchange contracts	28,797,689
Other assets	96
Total assets	2,782,572,393
Liabilities
Payable for investments purchased	97,374,326
Wrapper agreements	85,925,819
Payable for when-issued and forward delivery securities	18,903,399
Payable for investments purchased - mortgage dollar rolls	105,202,155
Unrealized depreciation on forward currency exchange contracts	17,812,207
Accrued advisory fee	1,058,910
Other accrued expenses and payables	2,280,223
Total liabilities	328,557,039
Net assets, at value	$ 2,454,015,354

* Includes investments in affiliated investment companies of $533,589,234.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2003
Investment Income
Income: Interest	$ 61,776,139
Credit rate income	11,439,364
Mortgage dollar roll income	1,936,000
Dividends from affiliated investment companies	17,575,647
Total Income	92,727,150
Expenses: Advisory fee	11,339,303
Wrapper fees	3,655,049
Administrator service fee	907,875
Auditing	49,974
Legal	7,969
Trustees' fees and expenses	17,344
Other	38,286
Total expenses, before expense reductions	16,015,800
Expense reductions	(1,492,773)
Total expenses, after expense reductions	14,523,027
Net investment income	78,204,123
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	12,151,460
Futures	(7,527,760)
Foreign currency related transactions	8,787,788
13,411,488
Net unrealized appreciation (depreciation) during the period on: Investments	26,234,744
Futures	4,375,892
Foreign currency related transactions	10,251,243
Wrapper agreements	(56,209,367)
(15,347,488)
Net gain (loss) on investments	(1,936,000)
Net increase (decrease) in net assets resulting from operations	$ 76,268,123

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2003	2002
Operations: Net investment income	$ 78,204,123	$ 27,937,831
Net realized gain (loss) on investment transactions	13,411,488	5,785,827
Net unrealized appreciation (depreciation) on investments, futures and foreign currency related transactions during the period	40,861,879	26,790,076
Net unrealized appreciation (depreciation) on wrapper agreements during the period	(56,209,367)	(32,575,903)
Net increase (decrease) in net assets resulting from operations	76,268,123	27,937,831
Capital transactions in shares of beneficial interest: Proceeds from capital invested	1,718,325,126	836,085,058
Value of capital withdrawn	(351,572,336)	(79,831,430)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	1,366,752,790	756,253,628
Increase (decrease) in net assets	1,443,020,913	784,191,459
Net assets at beginning of period	1,010,994,441	226,802,982
Net assets at end of period	$ 2,454,015,354	$ 1,010,994,441

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2003	2002	2001	2000	1999[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,454	1,011	227	201	26
Ratio of expenses before expense reductions (%)	.88	.93	1.01	.99	1.41*
Ratio of expenses after expense reductions (%)	.80	.80	.80	.35	.49*
Ratio of net investment income (%)	4.31	5.21	6.37	7.33	6.47*
Portfolio turnover rate (%)	244	62	13	-[b]	149
Total Investment Return (%)[c]	4.33	5.53	6.58	7.30	4.61**
a For the period December 23, 1998 (commencement of operations) to September 30, 1999.
[b] Less than 1%.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

PreservationPlus Income Portfolio ("PreservationPlus Income Portfolio" or the "Portfolio") is a diversified series of Scudder Investment Portfolios (formerly BT Investment Portfolios) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Wrapper Agreements generally will be equal to the difference between the Book Value of the Wrapper Agreements and Market Value (plus accrued interest on the underlying securities) of the covered assets and will either be reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. The Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. The credit rate income is accrued daily and represents the difference between actual interest earned on covered assets under the Portfolio's Wrapper Agreements and the product of the Book Value of the Wrapper Agreements multiplied by the credit rate as determined pursuant to the Wrapper Agreements.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses (including Wrapper Agreements) from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchase and sales of investment securities (excluding short-term instruments, US Treasury obligations and mortgage dollar roll transactions) aggregated $3,500,936,296 and $2,272,956,467, respectively. Purchases and sales of US Treasury obligations aggregated $1,345,246,081 and $1,215,119,819, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $612,307,569 and $614,243,534, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.70% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. These fees are not charged on assets invested in affiliated Money Market funds. These fees are reduced to 0.10% on assets invested in Scudder High Income Plus Fund.

For the year ended September 30, 2003, the Advisor and Administrator maintained the annualized expenses of the Portfolio at not more than 0.80% of the Portfolio's average daily net assets. The amount of the waiver and whether the Advisor and Administrator waive their fees may vary at any time without notice to the shareholders.

Accordingly, for the year ended September 30, 2003, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $1,492,773 and the amount imposed aggregated $9,846,530, which was equivalent to an annual effective rate of 0.54% of the Portfolio's average net assets.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2003, the Administrator Service Fee was $907,875, of which $22,601 is unpaid at September 30, 2003.

Effective June 6, 2003, State Street Bank and Trust Company is the Portfolio's custodian. Prior to June 6, 2003, Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Advisor, served as the Portfolio's custodian.

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc. Distributions from Cash Management Fund Institutional to the Portfolio for the year ended September 30, 2003 totaled $3,493,385.

To gain exposure to high yield debt securities, the Portfolio may purchase high yield debt securities directly or invest in the Scudder High Income Plus Fund, an affiliated mutual fund. The Portfolio will reduce its advisory fee to 0.10% of its average daily net assets with respect to its assets invested in the Scudder High Income Plus Fund. Distributions from Scudder High Income Plus Fund to the Portfolio for the year ended September 30, 2003 totaled $14,082,262.

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Forward Foreign Currency Commitments

As of September 30, 2003, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	70,880,696	AUD	111,509,000	10/7/2003	$ 4,556,450
USD	3,700,055	AUD	5,540,000	10/7/2003	47,820
USD	74,753,557	CAD	104,042,000	10/3/2003	2,342,247
USD	115,184,056	EUR	106,825,000	10/6/2003	9,204,087
USD	8,089,930	EUR	7,169,000	10/6/2003	257,728
USD	193,680,527	GBP	123,786,000	10/6/2003	11,917,034
USD	8,436,827	GBP	5,215,000	10/6/2003	224,825
USD	8,745,014	JPY	1,004,461,000	10/6/2003	247,498
Total unrealized appreciation					$ 28,797,689

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
CHF	303,984,000	USD	214,246,749	10/6/2003	$ (15,964,068)
JPY	5,237,344,000	USD	45,133,954	10/6/2003	(1,753,756)
CAD	4,906,000	USD	3,591,377	10/3/2003	(44,002)
CHF	1,562,000	USD	1,132,541	10/6/2003	(50,381)
Total unrealized depreciation					$ (17,812,207)

Currency Abbreviations
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	USD	US Dollars
EUR	Euro

E. Line of Credit

Prior to April 11, 2003, the Portfolio and several other affiliated funds (the "Participants") shared in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated at the Federal Funds Rate plus 0.625 percent.

Effective April 11, 2003, the Portfolio entered into a new revolving credit facility administered by J.P. Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the funds and portfolios advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Wrapper Agreements

The Portfolio enters into Wrapper Agreements with insurance companies, banks or other financial institutions that are designed to protect the Portfolio from investment losses and, under most circumstances, permit the Fund to maintain a constant NAV per share. Since there is no market for Wrapper Agreements they are considered illiquid.

A Wrapper Agreement obligates the wrapper provider to maintain the "Book Value" of the securities covered by the Wrapper Agreement (the "covered assets") up to specified amounts, under certain circumstances. Book Value of the covered assets is generally deposits, plus interest accrued at a crediting rate established under the Wrapper Agreement, less any adjustments for withdrawals or for defaulted or impaired securities (as specified in the Wrapper Agreement). In general, if the Book Value of the Wrapper Agreement exceeds the market value of the covered assets (including accrued interest), the wrapper provider becomes obligated to pay the difference to the Portfolio in the event of shareholder redemptions. On the other hand, if the Book Value of the Wrapper Agreement is less than the market value of the covered assets (including accrued interest), the Portfolio becomes obligated to pay the difference to the wrapper provider in the event of shareholder redemptions. The circumstances under which payments are made and the timing of payments between the Portfolio and the wrapper providers may vary based on the terms of the Wrapper Agreements. At September 30, 2003, approximately 67% (based on Book Value) of the Portfolio's Wrapper Agreements generally require that payments to or from the wrapper provider do not arise until withdrawals exceed a specified percentage (ranging from 35% to 50%) of the covered assets and approximately 33% of the Portfolio's Wrapper Agreements generally require that payments to or from the wrapper provider do not arise until all of the covered assets have been liquidated, after which time payment covering the difference between Book Value and covered market value will occur. There were no such payments to or from the wrapper providers during the year ended September 30, 2003.

A default by the issuer of a portfolio security or a Wrapper Provider on its obligations might result in a decrease in the value of the Portfolio assets. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal.

G. Wrapper Agreement Valuation

The staff of the Securities and Exchange Commission has inquired as to the valuation methodology for Wrapper Agreements utilized by "stable value" mutual funds including this Portfolio. In the event that the commissioners of the Securities and Exchange Commission determine that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, and wrapper contracts should be valued based on their probable cash flows, the fair value of the Wrapper Agreements would be different. To the extent that the Wrapper Agreements are valued as a payable/receivable under the current method, the change would result in an increase/decrease in net assets. At September 30, 2003, the Wrapper Agreements had a fair value of $85,925,819, which the Portfolio reflected as a payable to the wrapper providers.

Report of Ernst and Young LLP, Independent Auditors

To the Board of Trustees of Scudder Investment Portfolios and the Shareholders of the PreservationPlus Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of PreservationPlus Income Portfolio (the "Portfolio") as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the Portfolio's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PreservationPlus Income Portfolio at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period December 23, 1998 (commencement of operations) through September 30, 1999, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania November 7, 2003

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A and C and Investment Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class C	Investment Class
Nasdaq Symbol	PPIAX	PPLCX	DBPIX
CUSIP Number	81111R 742	81111R 734	81111R 759
Fund Number	418	718	822

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Preservation Plus
Income Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A
copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Preservation Plus Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Preservation Plus Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ---------------------------